UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported): August 28, 2009


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                             98-0479847
------------------------------                           -----------------------
State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization                              Identification No.)

                      2287 Slater Road, Ferndale, WA 98248
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (866) 732-2759


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGMENT

ITEM 5.01 -Changes in Control of Registrant.

On August 17, 2009, officers and directors of Sea 2 Sky Corporation (the Company) were transferred shares of the Company's common stock that had been originally held by a previous officer and a current director of the Company, as described below.

Mr. David Siebenga, as a result of his resignation as the Chief Executive Officer of the Company, transferred thirteen million, five hundred thousand (13,500,000) shares of the Company's common stock, to the following individuals and the amounts set forth below.

                                                                Number of
                                                                 shares
                Name                      Position             transferred
      ---------------------------- -------------------------- ----------------
     Erik Odeen                   Chief Executive Officer,      7,500,000
                                  Chief Financial Officer/
                                  Director
     Henry V. James               Director                      3,000,000
     Doug Robertson               Chief Operating Officer       3,000,000

In addition to the transfer of the above shares, 6,500,000 shares previously held by Mr. Siebenga were returned to the Company's treasury stock. After these share transactions, Mr. Siebenga retained 8,000,000 shares of common stock in the Company.

Prior to the transfer of share of common stock, Messers. Odeen, James and Robertson owned shares in the Company, after the transfer of shares of common stock, Messers. Odeen's, James's, Robertson's, and Siebenga's ownership in the Company ranges from 9.94% to 10.03%, as set forth below.


                                                                   Number of                      Total %
                                                  Previous          Shares       Total Shares    Ownership
         Name                  Position           Ownership       Transferred        Owned      of Company*
------------------------ --------------------- ---------------- ---------------- -------------- -------------

Erik Odeen**             Chief Executive           500,000         7,500,000       8,075,000       10.03%
                         Officer, Chief
                         Financial Officer/
                         Director
Henry V. James           Director                 5,000,000        3,000,000       8,000,000       9.94%
Doug Robertson           Chief Operating          5,000,000        3,000,000       8,000,000       9.94%
                         Officer/Director
David J. Siebenga        Director                29,000,000      (21,000,000)      8,000,000       9.94%
*Based upon 80,479,311 shares issued and outstanding at August 31, 2009.
** Mr. Odeen purchased 75,000 shares of common stock on August 30, 2009.



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


ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Departure of Director

On August 10, 2009, the Company accepted the resignation of Erwin Steiner as a Director of the Company.























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




SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    September 4, 2009

SEA 2 SKY CORPORATION



By: /s/ Erik Odeen
    -----------------------------------
Name:  Erik Odeen
Title:   Chief Executive Officer & Chief Financial Officer



























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